1933 Act Registration File No. 333-205411

1940 Act File No. 811-23063

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to ss.240.14a-12

Horizon Funds

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Statement

[August 20], 2021

Important Voting Information Inside

Horizon Funds

on behalf of its series

Horizon Active Asset Allocation Fund

Horizon Active Risk Assist® Fund

Horizon Active Income Fund

Horizon Active Dividend Fund

Horizon Defined Risk Fund

Horizon ESG Defensive Core Fund

Horizon U.S. Defensive Equity Fund

Please Vote Immediately!

You can vote through the internet, by telephone, or by mail. Details on voting can be found on your proxy card(s).

HORIZON FUNDS

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

JOINT SPECIAL MEETINGS OF SHAREHOLDERS

Important Voting Information Inside

Table of Contents [TO BE UPDATED]

Letter from the Secretary	5
Notice of First Joint Special Meeting of Shareholders	8
Notice of Second Joint Special Meeting of Shareholders	10
Important Information to Help You Understand the Proposals	11
Proxy Statement	17
First Meeting	20
Proposal 1 – To Approve a New Investment Advisory Agreement Between the Trust, on behalf of each series of the Trust, and Horizon Investments, LLC	20
Proposal 2 – To Approve the Use of a “Manager of Managers” Arrangement	28
Second Meeting	31
Proposal – To Elect One Trustee Nominee to Serve on the Board of Trustees	31
Additional Information Regarding Shareholders and Voting Requirements	41
Additional Information Regarding the Operation of the Trust	42
Other Matters	42
Exhibit A – Outstanding Shares as of the Record Date of Each Class of Each Fund of the Trust	46
Exhibit B – Form of New Investment Advisory Agreement
Exhibit C – Principal Holders of Fund and Class Shares
First Meeting Proxy Card
Second Meeting Proxy Card

HORIZON FUNDS

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

[August 20], 2021

Dear Shareholder,

I am writing to inform you of two upcoming joint special meetings (each, a “Meeting” and together, the “Meetings”) of shareholders of Horizon Funds (the “Trust”), consisting of the following separate mutual funds:

Horizon Active Asset Allocation Fund

Horizon Active Risk Assist® Fund

Horizon Active Income Fund

Horizon Active Dividend Fund

Horizon Defined Risk Fund

Horizon ESG Defensive Core Fund

Horizon U.S. Defensive Equity Fund

(each, a “Fund” and collectively, the “Funds”)

The Meetings are scheduled to be held on [October 7], 2021.

First Meeting Proposals

At the first Meeting, you will be asked to vote on (as applicable): (i) a proposal to approve a new investment advisory agreement between the Trust, on behalf of each of the Funds, and Horizon Investments, LLC (“Horizon Investments” or “Adviser”), under which Horizon Investments will continue to serve as the investment adviser to each Fund (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”); and (ii) a proposal to approve the Trust’s and Horizon Investment’s ability to rely on a manager of managers exemptive order with respect to all of the Funds except the Horizon ESG Defensive Core Fund, which already has that ability.

Approval of New Investment Advisory Agreements

Horizon Investments has entered into an agreement pursuant to which ACP Horizon Holdings, L.P., an entity affiliated with Altamont Capital Management, LLC, will acquire a majority ownership interest in Horizon Investments (the “Transaction”). Subject to the satisfaction of certain conditions, the Transaction is expected to close on or around [date] (the “Closing”). The Transaction will be deemed to result in a change of control of Horizon Investments. The change of control caused by the Transaction will result in the termination of the existing investment advisory agreements between the Trust, on behalf of each of the Funds, and Horizon Investments. For Horizon Investments to continue serving as the Funds’ investment adviser following the Closing, the Trust is required to seek approval by the shareholders of each Fund of a new advisory agreement between the Trust, on behalf of the applicable Fund, and Horizon Investments.

Please note that the terms of the New Advisory Agreements will be substantially similar to those of the existing advisory agreements for each of the Funds. Accordingly, the advisory fees payable to Horizon Investments under each New Advisory Agreement are the same as the advisory fees payable under the Trust’s previously existing advisory agreement for the respective Fund. Furthermore, the investment advisory personnel who provide services to the Funds under the existing advisory agreements are expected to continue to do so under the New Advisory Agreements. In addition, the Funds will not bear any portion of the costs related to the Transaction, including costs related to the Meetings and the Proxy Statement.

The Board of Trustees of the Trust (the “Board”) believes that approving the New Advisory Agreements is in the best interests of the Funds and their shareholders. Accordingly, the Board has unanimously voted to approve the New Advisory Agreements and to recommend that the shareholders of each Fund vote to approve the respective New Advisory Agreement.

Approval of “Manager of Managers” Structure

The Trust and Adviser have received a type of exemptive relief granted by the U.S. Securities and Exchange Commission, commonly referred to as “manager of managers” exemptive relief, which, subject to approval of a Fund’s shareholders, allows Horizon Investments and the Board to (1) engage new or additional sub-advisers for the Fund, (2) enter into and modify existing sub-advisory agreements for the Fund with sub-advisers, and (3) terminate and replace sub-advisers for the Fund without shareholder approval. The Adviser has advised the Board that it would like to implement the manager of managers structure for all Funds, other than the Horizon ESG Defensive Core Fund (the “ESG Fund”), which has already received shareholder approval of, and implemented, a manager of managers structure. The Board believes that reliance on the exemptive relief will benefit the applicable Funds by allowing the Adviser to select and replace sub-advisers without the significant delay and expense associated with making a change that would normally require a shareholder vote. The Board recommends that the shareholders of each applicable Fund vote for the manager of managers arrangement with respect to their Fund(s).

Second Meeting Proposal

At the second Meeting, you will be asked to vote on a proposal to elect a trustee nominee to the Board.

Election of Nominee to the Board of Trustees

Currently, the Board is comprised of four members, three of whom are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Robert J. Cannon currently serves as a Trustee and is an “interested person” of the Trust, as defined in the 1940 Act (an “Interested Trustee”), because of his role as CEO of Horizon Investments. Mr. Cannon is taking the opportunity to change the nature of his role at Horizon Investments in connection with the Transaction. After the Closing, Mr. Cannon will take on the role of Strategic Advisor and Founder of Horizon Investments and will step away from his position as a Trustee and President of the Trust. To fill the vacancy created by Mr. Cannon’s resignation from the Board, the Board, upon the recommendation of the Trust’s Nominating Committee, has nominated John Drahzal, the President of Horizon Investments, to serve as an Interested Trustee on the Board, if elected by shareholders. Mr. Drahzal will also become CEO of Horizon Investments and President of the Trust effective upon the Closing. The Board recommends that the shareholders of the Trust vote for the election of the Mr. Drahzal.

The Board recommends that you vote FOR the approval of the proposals after carefully reviewing the enclosed materials.

Your vote is important. These are important proposals affecting the Trust, and your vote matters. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls.

If you have any questions regarding the issues to be voted on or need assistance in completing your proxy cards, please call (toll-free) (877) 361-7968. Representatives are available 9 a.m. to 10 p.m. Eastern time, Monday through Friday.

If you are the record owner of shares of the Trust as of the close of business on [August 13], 2021 (the “Record Date”), you are authorized to vote on the advisory agreement proposal at the first Meeting and the trustee nominee proposal at the second Meeting. If you are the record owner of shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, or Horizon U.S. Defensive Equity Fund as of the close of business on the Record Date, you are authorized to vote on the manager of managers proposal at the first Meeting. The first Meeting will be held on [October 7], 2021, at 1:00 P.M. Eastern Time and the second Meeting will be held on [October 7], 2021, at 1:30 P.M. Eastern Time. The Meetings will be held at the offices of the Trust, located at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. If you expect to attend the Meetings in person, please call (877) 361-7968 to inform us.

Proxy materials for the Meetings are enclosed and are also available at vote.proxyonline.com/horizonfunds/docs/2021mtg.pdf.

On behalf of the Board and all of the officers of the Trust, we appreciate your time and consideration of these important proposals. Thank you for investing in a series of Horizon Funds and for your continued support.

Sincerely,

Matthew S. Chambers
Secretary

HORIZON FUNDS

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [OCTOBER 7], 2021 AT 1:00 P.M., EASTERN TIME. THE PROXY STATEMENT IS AVAILABLE AT vote.proxyonline.com/horizonfunds/docs/2021mtg.pdf OR BY CALLING, TOLL-FREE, (877) 361-7968.

NOTICE IS HEREBY GIVEN that the first of two joint special meetings of shareholders (the “First Meeting”) of all series of Horizon Funds (the “Trust”) will be held on [October 7], 2021 at 1:00 P.M., Eastern Time. The First Meeting will be held at the offices of the Trust, located at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. The purpose of the First Meeting is:

Proposal	Description of Proposal	Shareholders Entitled to Vote
Proposal 1	To approve a new investment advisory agreement between the Trust, on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”), and Horizon Investments, LLC.	Horizon Active Asset Allocation Fund
Horizon Active Risk Assist® Fund
Horizon Active Income Fund
Horizon Active Dividend Fund
Horizon Defined Risk Fund
Horizon ESG Defensive Core Fund
Horizon U.S. Defensive Equity Fund
Proposal 2	To approve the use of a “manager of managers” arrangement.	Horizon Active Asset Allocation Fund
Horizon Active Risk Assist® Fund
Horizon Active Income Fund
Horizon Active Dividend Fund
Horizon Defined Risk Fund
Horizon U.S. Defensive Equity Fund
(each a “Proposal 2 Fund” and collectively, the “Proposal 2 Funds”)

The Board of Trustees of the Trust has unanimously approved Proposals 1 and 2 with respect to the applicable Funds. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS WITH RESPECT TO YOUR FUND(S).

Shareholders of record of each of the Funds as of the close of business on [August 13], 2021 will be entitled to notice of and to vote on the Proposals applicable to your Fund(s) at the First Meeting or any adjournment thereof. A proxy statement and proxy card solicited by the Trust are included herein. This notice of Meeting, proxy statement, and accompanying form of proxy are first being mailed to shareholders on or about [August 26], 2021.

PLEASE VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By Order of the Board of Trustees,

Matthew S. Chambers

Secretary

Horizon Funds

Dated: [August 20], 2021

HORIZON FUNDS

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [OCTOBER 7], 2021 AT 1:30 P.M., EASTERN TIME. THE PROXY STATEMENT IS AVAILABLE AT vote.proxyonline.com/horizonfunds/docs/2021mtg.pdf, OR BY CALLING, TOLL-FREE, (877) 361-7968.

NOTICE IS HEREBY GIVEN that the second of two joint special meetings of shareholders (the “Second Meeting”) of all series of Horizon Funds (the “Trust”) will be held on [October 7], 2021 at 1:30, P.M. Eastern Time. The Second Meeting will be held at the offices of the Trust, located at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. The purpose of the Second Meeting is to elect a Trustee nominee to the Board of Trustees of the Trust (the “Proposal”).

The Board of Trustees of the Trust has unanimously approved the Proposal with respect to each series of the Trust (each, a “Fund” and collectively, the “Funds”). ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL WITH RESPECT TO YOUR FUND(S).

Shareholders of record of each of the Funds as of the close of business on [August 13], 2021 will be entitled to notice of and to vote at the Second Meeting or any adjournment thereof. A proxy statement and proxy card solicited by the Trust are included herein. This Notice of Meeting, proxy statement, and accompanying form of proxy are first being mailed to shareholders on or about [August 26], 2021.

PLEASE VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By Order of the Board of Trustees,

Matthew S. Chambers

Secretary

Horizon Funds

Dated: [August 20], 2021

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

We encourage you to carefully read the entire text of the enclosed proxy statement concerning the proposals (the “Proxy Statement”). In the paragraphs below, we provide you with a brief overview of the Proxy Statement using a question-and-answer format.

Why am I receiving these materials?

You are receiving these materials because on [August 13], 2021, you owned shares of one or more series (each, a “Fund” and collectively, the “Funds”) of Horizon Funds (the “Trust”) overseen by the Trust’s Board of Trustees (the “Board” and its members each, a “Trustee” and collectively, the “Trustees”).

What am I being asked to vote on?

At the first of two joint special meetings of shareholders of all series of the Trust (the “First Meeting”), you will be asked to vote on the following proposals: (1) with respect to your Fund(s), approval of a new investment advisory agreement (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trust, on behalf of your Fund, and Horizon Investments, LLC (the “New Advisory Agreement Proposal”); and (2) with respect to shareholders of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, and Horizon U.S. Defensive Equity Fund (each, a “Proposal 2 Fund” and collectively, the “Proposal 2 Funds”), approval of a “manager of managers” arrangement (the “Manager of Managers Proposal”);

At the second of two joint special meetings of shareholders of all series of the Trust (the “Second Meeting”), you will be asked to vote on the election of a nominee to the Board (the “Trustee Nominee Proposal”, and together with the New Advisory Agreement Proposal and the Manager of Managers Proposal the “Proposals” and each, a “Proposal”).

Why am I being asked to vote on the New Advisory Agreement Proposal?

Horizon Investments, LLC (“Horizon Investments” or “Adviser”), the investment adviser to each Fund, entered into an agreement pursuant to which ACP Horizon Holdings, L.P. will acquire a majority ownership interest in Horizon Investments (the “Transaction”). Subject to satisfaction of certain conditions, the Transaction is expected to close on or around [date] (the “Closing”).

The Transaction will be deemed to result in a change of control of Horizon Investments. The change of control caused by the Transaction will result in an “assignment,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the existing investment advisory agreements between the Trust, on behalf of each of the Funds, and Horizon Investments (the “Existing Advisory Agreements”).

Under the 1940 Act, an investment advisory agreement automatically terminates upon an “assignment.” Because the Transaction will constitute an “assignment” under applicable law, the Existing Advisory Agreements will automatically terminate upon the Closing. In anticipation of Closing, the Board, after careful consideration, approved the New Advisory Agreements, subject to shareholder approval. Under the 1940 Act, each New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting each New Advisory Agreement to a vote of the shareholders of the applicable Fund. As a shareholder of one or more Funds, you are entitled to vote on the New Advisory Agreement(s) for your Fund(s).

Will the Transaction affect the operation of the Funds?

No. Horizon Investments does not expect any interruption of any Fund’s daily business as a result of the Transaction. Following the Closing, if the New Advisory Agreements are approved by shareholders, Horizon Investments will continue to operate the Funds in the substantially the same manner under the New Advisory Agreements as it did under the Existing Advisory Agreements.

Will the investment objective, principal investment strategies, or principal risks of any Fund change as a result of the Transaction?

No. The investment objective, principal investment strategies and principal risks of each Fund will remain the same following the close of the Transaction.

Will the approval of the New Advisory Agreements increase the advisory fee paid by any Fund?

No. If the New Advisory Agreements are approved by shareholders, the advisory fee payable to Horizon Investments will be the same as the advisory fee paid by each Fund to Horizon Investments under the applicable Existing Advisory Agreement.

Will the approval of the New Advisory Agreements change the investment management team?

No. If the New Advisory Agreements are approved by shareholders, the portfolio managers of each Fund will remain the same.

How do the New Advisory Agreements differ from the Existing Advisory Agreements?

The terms and conditions of the New Advisory Agreements are substantially similar to those of the Existing Advisory Agreements, except for the effective date and the termination date. Each of the New Advisory Agreements will become effective on the date of approval by the shareholders of the applicable Fund and will have an initial term of two years. In addition, the New Advisory Agreements include certain additional clarifying language, as described in the Proxy Statement.

What is the Manager of Managers Proposal?

This Proposal is only applicable to shareholders of the Proposal 2 Funds.

The Manager of Managers Proposal relates to a type of exemptive relief granted by the Securities and Exchange Commission (“SEC”) known as a “manager of managers” order that allows funds to hire and replace sub-advisers and to make certain material changes to sub-advisory agreements without shareholder approval. The Trust and Adviser have been granted a manager of managers order that allows the Board and Adviser to hire or replace sub-advisers and to make material amendments to sub-advisory agreements. However, the order is subject to the condition that a Fund’s shareholders approve the “manager of managers” arrangement prior to reliance on the order by that Fund. The Horizon ESG Defensive Core Fund has already received shareholder approval of, and implemented, a manager of managers structure.

A vote to approve the new manager of managers relief under this Proposal for the Proposal 2 Funds will allow Horizon Investments, subject to Board oversight, to engage sub-advisers, change sub-advisers, and enter into or modify sub-advisory agreements for the applicable Fund, without incurring the significant delay and expense related to a shareholder meeting and proxy solicitation. In addition, under the new manager of managers relief, the appointment of a new sub-adviser will be subject to Board approval and shareholders will receive notification of each such engagement.

The approval of the new manager of managers structure will not change the management fees paid by shareholders.

Why am I being asked to elect a new Trustee?

Currently, the Board has four members, three of whom are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”). Robert J. Cannon currently serves as a Trustee and is an “interested person” of the Trust, as such term is defined in the 1940 Act (an “Interested Trustee”), because of his role as CEO of Horizon Investments. Mr. Cannon is taking the opportunity to change the nature of his role at Horizon Investments in connection with the Transaction. After the Closing, Mr. Cannon will take on the role of Strategic Advisor and Founder of Horizon Investments and will step away from his position as a Trustee and President of the Trust. To fill the vacancy created by Mr. Cannon’s resignation from the Board, the Board, upon the recommendation of the Trust’s Nominating Committee, has nominated John Drahzal to serve as an Interested Trustee on the Board, if elected by shareholders.

Who is the nominee for election to the Board?

The Board proposes that John Drahzal (the “Nominee”) be elected to serve as a new Trustee of the Trust. If elected, Mr. Drahzal will be considered an “interested person” (as such term is defined in the 1940 Act) of the Trust because of his position as President of Horizon Investments. Mr. Drahzal will also become CEO of Horizon Investments and President of the Trust effective upon the Closing. Information about Mr. Drahzal is set forth in the Proxy Statement.

How does the Board recommend that I vote?

After careful consideration, the Board unanimously recommends that you vote “FOR” each of the Proposals applicable to your Fund(s).

What is the required vote to approve each Proposal?

In order to conduct a Meeting to vote on the Proposals, a quorum must be present by proxy or in person. A quorum is more than forty percent (40%) of all issued and outstanding shares entitled to vote on a proposal. A separate quorum will need to be established at the First Meeting for each Fund in order to act on the Proposals for that Fund. A quorum of the Trust will need to be established at the Second Meeting in order to act on the Proposal for the Trust.

For the First Meeting:

•	To approve the New Advisory Agreement Proposal with respect to a Fund, a Majority Vote of that Fund is required. A “Majority Vote” for this purpose means the affirmative vote by the lesser of (i) 67% of the applicable Fund’s outstanding shares represented in person or by proxy at a Meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the applicable Fund’s outstanding shares. Shareholders of each Fund will vote separately on the New Advisory Agreement Proposal, and all shareholders of all classes of shares of a Fund will vote together as a single class on the New Advisory Agreement Proposal. The approval of the New Advisory Agreement Proposal with respect to any one Fund is not contingent upon the approval by any other Fund.

•	To approve the Manager of Managers Proposal with respect to a Fund, a Majority Vote of that Fund is required. Shareholders of each Proposal 2 Fund will vote separately on the Manager of Managers Proposal, and all shareholders of all classes of shares of a Fund will vote together as a single class on the Manager of Managers Proposal. The approval of the Manager of Managers Proposal with respect to any one Fund is not contingent upon the approval by any other Fund.

For the Second Meeting:

•	In order to elect the Nominee, a Plurality Vote is required. A “Plurality Vote” means that there are more votes for the Nominee than “withheld”. Shares of the Funds will be aggregated across all Funds in determining the results of the voting on the Trustee Nominee Proposal. Shareholders of all classes of all series of the Trust will vote together as a single class on the Nominee.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

What happens if a Proposal is not approved?

If the shareholders of a Fund do not approve the New Advisory Agreement Proposal or the shareholders of a Proposal 2 Fund do not approve the Manager of Managers Proposal, the applicable Proposal will not take effect.

Approval of the New Advisory Agreement Proposal by the shareholders of each of the Funds is a condition to the Closing. If shareholders of one or more Funds do not approve the New Advisory Agreement(s) for such Fund(s), the Transaction will not be consummated unless the parties to the Transaction elect to waive that condition to the Closing. If the Transaction is not consummated, the New Advisory Agreement Proposal will not be implemented, even if approved by shareholders, and the Funds will continue to operate under the Existing Advisory Agreements. In the event the New Advisory Agreement Proposal does not take effect with respect to one or more Funds but the Closing still occurs (i.e., because the parties to the Transaction waive the applicable Closing condition), if approved by the Board, Horizon Investments may manage such Fund(s) under an interim investment advisory agreement, pending shareholder approval of the applicable New Advisory Agreement(s).

If shareholders of a Fund do not approve the New Advisory Agreement Proposal for such Fund or the shareholders of a Proposal 2 Fund do not approve the Manager of Managers Proposal, the Board will consider what other actions to take for the Fund, including whether to re-solicit shareholders for the applicable Proposal(s).

If the Nominee is not elected by the shareholders of the Trust, the Nominee will not serve on the Board, and the Board will consider what other actions to take for the Fund, including whether to submit another proposed nominee to serve as Trustee.

Who is eligible to vote?

Shareholders of record at the close of business on [August 13], 2021 are entitled to be present and to vote at the Meetings. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter applicable to the Fund presented at the Meetings.

How do I vote my shares?

You may vote by telephone or on the internet, by mailing your proxy card(s), or in person at the Meetings. To vote by telephone or the internet, please follow the instructions listed on your proxy card(s). If you wish to vote by mail, please indicate your voting instructions on the enclosed proxy card(s), sign and date the proxy card(s), and return the proxy card(s) by mail in the postage-paid envelope provided. If you will attend the Meetings and vote in person, please let us know by calling, toll-free, (877) 361-7968.

Instructions for the proper execution of the proxy cards, as well as instructions on how to vote by telephone or over the internet, are set forth at the end of the Proxy Statement. If you still have questions, you may call (toll-free) (877) 361-7968.

May I revoke my proxy?

You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the respective Meeting, by submitting a proxy bearing a later date, or by attending and voting at the respective Meeting.

Whom should I call for additional information about the Proxy Statement?

Should you have any questions regarding the Proxy Statement or how to vote your shares, please call (toll-free) (877) 361-7968.

IMPORTANT NOTICE: Please cast your vote via telephone or over the internet according to the voting instructions contained in the Notice of Internet Availability of Proxy Materials (the “Availability Notice”) previously sent to you or at the end of the accompanying Proxy Statement or, if you have requested and received a proxy card by mail, you may vote by completing, signing and returning the accompanying proxy card in the envelope provided.

YOUR RESPONSE IS IMPORTANT

Please return this proxy whether or not you expect to be present at the Meetings. In order to conduct a Meeting to vote on the Proposals, a quorum must be present by proxy or in person. A quorum is more than forty percent (40%) of all issued and outstanding shares entitled to vote on a proposal. A separate quorum will need to be established at the First Meeting for each Fund in order to act on the Proposals for that Fund. A quorum of the Trust will need to be established at the Second Meeting in order to act on the Proposal for the Trust.

If you mark the “For” box or even if you simply sign and date the proxy card(s) and return it in the envelope provided, your shares will be voted FOR the applicable Proposals and to grant discretionary authority to the two persons named as Proxy. For the New Advisory Agreement Proposal and Manager of Managers Proposal with respect to a Fund, approval requires a Majority Vote of that Fund. For the Trustee Nominee Proposal, election of the Nominee requires a Plurality Vote. You may also vote by telephone or via the internet using the instructions shown on the enclosed proxy card(s).

PLEASE READ AND COMPLETE THE ENCLOSED PROXY

To ensure your representation at the Meetings, you may vote in one of four ways: by phone, by the internet, by mailing your proxy card(s), or in person at the Meetings. To vote by telephone or the internet, please follow the instructions listed on your proxy cards. To vote by mail, please indicate your voting instructions on the enclosed proxy card(s), sign and date the proxy card(s), and return the proxy card(s) by mail in the postage-paid envelope provided. If you will attend the Meetings and vote in person, please contact us toll-free at (877) 361-7968. As mandated by law, even if you return your signed and dated proxy you have two options to change your mind: (1) you may revoke your proxy and vote your shares in person, should you decide to attend the meeting in person; or (2) you can change your vote by sending a proxy with a later date, either via the internet, by telephone, or by mail.

If you simply sign and date the proxy card(s) but do not indicate a specific vote, your shares will be voted FOR the Proposal(s) applicable to you and to grant discretionary authority to the two persons named as Proxy.

The Board unanimously recommends that you vote “FOR” the Proposals.

Horizon Funds

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

JOINT SPECIAL MEETINGS OF SHAREHOLDERS

To Be Held [October 7], 2021

PROXY STATEMENT

Introduction

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Horizon Funds (the “Trust”), for use at two separate joint special meetings of shareholders of the Trust to be held on [October 7], 2021, at 1:00 P.M., Eastern Time and at any adjournments thereof (such meeting, the “First Meeting”) and on [October 7], 2021, at 1:30 P.M., Eastern Time and at any adjournments thereof (such meeting, the “Second Meeting,” the First Meeting and Second Meeting each, a “Meeting,” and collectively, the “Meetings”).

The purpose of the First Meeting is:

Proposal	Description of Proposal	Shareholders Entitled to Vote
Proposal 1	To approve a new investment advisory agreement between the Trust, on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”), and Horizon Investments, LLC (the “New Advisory Agreement Proposal”).	Horizon Active Asset Allocation Fund
Horizon Active Risk Assist® Fund
Horizon Active Income Fund
Horizon Active Dividend Fund
Horizon Defined Risk Fund
Horizon ESG Defensive Core Fund
Horizon U.S. Defensive Equity Fund
Proposal 2	To approve the use of a “manager of managers” arrangement (the “Manager of Managers Proposal”).	Horizon Active Asset Allocation Fund
Horizon Active Risk Assist® Fund
Horizon Active Income Fund
Horizon Active Dividend Fund
Horizon Defined Risk Fund
Horizon U.S. Defensive Equity Fund
(each a “Proposal 2 Fund” and collectively, the “Proposal 2 Funds”)

The purpose of the Second Meeting is to elect a Trustee nominee to the Board (the “Trustee Nominee Proposal”).

The Meetings will be held at the offices of the Trust, located at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. The Notices of Special Meeting, Proxy Statement, and accompanying form of proxies are first being mailed to shareholders on or about [August 26], 2021.

By Order of the Board of Trustees,

Matthew S. Chambers

Secretary

Eligibility to Vote

Only shareholders of record of a Fund as of the close of business on [August 13], 2021 (the “Record Date”) are entitled to vote on the Proposals applicable to their Fund(s) at the Meetings.

Information about the number of outstanding shares of the Funds as of the Record Date is set forth in Exhibit A.

Each full share of a Fund counts as one vote as to any matter on which it is entitled to vote, and fractional shares count as proportionate fractional votes. Shares of each Fund will vote separately on the New Advisory Agreement Proposal and all shareholders of all classes of shares of a Fund will vote together as a single class on the New Advisory Agreement Proposal for that Fund. Shares of each Proposal 2 Fund will vote separately on the Manager of Managers Proposal and all shareholders of all classes of shares of a Proposal 2 Fund will vote together as a single class on the Manager of Managers Proposal for that Fund. Shares of all Funds will be counted together in determining the results of the voting for the Trustee Nominee Proposal.

Voting by Proxy

The Board urges you to vote by either: (1) completing, signing, dating and returning the enclosed proxy card(s) in the postage paid envelope provided; (2) calling (toll-free), the telephone number on your proxy card(s); or (3) logging onto the internet address on your proxy card(s).

The Board has named Matthew Chambers and Stephen Terry as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Meetings. If you fill in and return your proxy card(s) in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of the applicable proposals and will have discretionary authority with regards to other matters presented at the Meetings. Returning your proxy card(s) will not affect your right to attend the Meetings and vote in person.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, either via the internet, by telephone, by mail, or by appearing in person at the Meetings.

Voting in Person

If you wish to attend the Meetings and vote in person, please indicate your intention to attend by calling (toll-free) (877) 361-7968. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during each Meeting. If you attend the Meetings, but your shares are held in the name of your broker, bank, or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Quorum and Voting Requirements to Approve Proposals

In order to conduct a Meeting to vote on the Proposals, a quorum must be present by proxy or in person. A quorum is more than forty percent (40%) of all issued and outstanding shares entitled to vote on a proposal. A separate quorum will need to be established at the First Meeting for each Fund in order to act on the Proposals for that Fund. A quorum of the Trust will need to be established at the Second Meeting in order to act on the Proposal for the Trust.

Approval of the New Advisory Agreement Proposal with respect to a Fund will require a Majority Vote of that Fund. Approval of the Manager of Managers Proposal with respect to a Proposal 2 Fund will require a Majority Vote of that Fund. A “Majority Vote” for this purpose means the affirmative vote by the lesser of (i) 67% of the applicable Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the applicable Fund’s outstanding shares.

Election of the nominee for Trustee of the Trust (the “Nominee”) requires a Plurality Vote. A “Plurality Vote” means that there are more votes for the Nominee than “withheld”.

All proxies received, including proxies that reflect: (i) broker non-votes (i.e., shares held in record name of broker-dealers or nominees as to which (a) instructions are not provided by the beneficial owners or the persons entitled to vote, and (b) the broker-dealer or nominee does not have discretionary voting power); or (ii) abstentions, will be counted as shares that are present for purposes of establishing a quorum.

Adjournments

If a quorum is not present at a Meeting, the appointed proxies may propose to adjourn the Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn a Meeting, the affirmative vote of a majority of the shares present at the respective Meeting, in person or by proxy, is required to approve the adjournment.

Whom to Call with Questions

Please call (toll-free) (877) 361-7968 with any questions you may have relating to this Proxy Statement. The Proxy Statement is also available at vote.proxyonline.com/horizonfunds/docs/2021mtg.pdf. Also, at your request, at no charge, the Trust on behalf of its various series will send you a copy of its most recent annual report and any subsequent semi-annual report. Please contact Horizon Funds in writing at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277 or call us toll-free at 1-855-754-7932 to request such reports. Your request should specify the Fund or Funds whose financial reports you wish to receive. These reports are also available on the Funds’ website at https://www.horizonmutualfunds.com.

FIRST MEETING

PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND HORIZON INVESTMENTS, LLC

Background

Horizon Investments, LLC (“Horizon Investments” or “Adviser”), the investment adviser to each Fund, provides investment advisory services to each Fund pursuant to an investment advisory agreement with the Trust that became effective upon the commencement and launch of each Fund (the “Existing Advisory Agreements”). Each of the Existing Advisory Agreements was submitted to the initial shareholder of the respective Fund prior to its effective date. The Existing Advisory Agreements for each of the Funds were last approved and renewed by the Board, including a majority of the Trustees who are not interested persons of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at an in-person meeting of the Board held on July 26, 2021.

Horizon Investments has entered into an agreement pursuant to which ACP Horizon Holdings, L.P. will acquire a majority ownership interest in Horizon Investments (the “Transaction”). Subject to the satisfaction of certain conditions, the Transaction is expected to close on or around [date] (the “Closing”).

The Transaction is not expected to result in material changes to the day-to-day management, operations or investment objective, strategy and risks of the Funds or any increase in fees or total expenses of the Funds.. Further, the current portfolio management team for each Fund will remain in place after the Transaction and are expected to continue managing the respective Fund.

Terms of Existing Advisory Agreements

The Existing Advisory Agreements describe the services that Horizon Investments provides to each Fund, which generally include: formulating a continuing program for investment of assets of the Fund consistent with the Fund’s investment objectives, policies, and restrictions; managing investment and reinvestment of the assets of the Fund; and continuously reviewing, supervising, and administering the investment program of the Fund; determine the securities to be purchased, retained, lent or sold (and implement those decisions) with respect to each Fund; provide the Trust and the applicable Fund with records concerning the Adviser’s activities under the Existing Advisory Agreements that the Trust and applicable Fund are required to maintain; and render regular reports to the Board and officers concerning the Adviser’s discharge of the foregoing responsibilities. Under the Existing Advisory Agreements, each Fund pays Horizon Investments an investment advisory fee equal to the annualized rate listed below of the average daily net assets of the Fund. The investment advisory fee is calculated as of the last business day of each month based upon the average daily net assets of the Fund and is payable monthly.

Fund Name	Contractual Management Fee to Adviser
Horizon Active Asset Allocation Fund	0.99%
Horizon Active Risk Assist Fund	0.99%
Horizon Active Income Fund	0.77%
Horizon Active Dividend Fund	0.75%
Horizon Defined Risk Fund	0.80%
Horizon ESG Defensive Core Fund	0.75%
Horizon U.S. Defensive Equity Fund	0.80%

The Adviser has agreed to waive a portion of its advisory fee and reimburse expenses to limit total operating expenses of each Fund, at least until March 31, 2022 for the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist Fund, Horizon Active Income Fund, Horizon Active Dividend Fund and Horizon Defined Risk Fund, and at least until December 31, 2022 for the Horizon U.S. Defensive Equity Fund and the Horizon ESG Defensive Core Fund (collectively, the “Expense Limitation Agreements”), to the extent that expenses, including but not limited to investment advisory fees of the Adviser (but excluding front-end or contingent sales loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expense on securities sold short; payments by the Fund, if any, under the Trust’s Rule 12b-1 Distribution Plan; payments by the Fund, if any, under the Trust’s Shareholder Services Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses, such as litigation) incurred by a class of shares of the Fund in any fiscal year do not exceed the percentage of average daily net assets in the below table.

Fund	Investor	Advisor	Institutional
Horizon Active Asset Allocation Fund	1.17%	1.17%	1.17%
Horizon Active Risk Assist® Fund	1.17%	1.17%	1.17%
Horizon Active Income Fund	0.99%	0.99%	0.99%
Horizon Active Dividend Fund	0.99%	0.99%	0.99%
Horizon Defined Risk Fund	0.94%	0.94%	0.94%
Horizon Defensive Multi-Factor Fund	0.99%	0.99%	0.99%
Horizon ESG Defensive Core Fund	0.94%	0.94%	0.94%

If shareholders approve the New Advisory Agreements (as defined below), the Adviser has agreed to, and the Board has approved, an amendment to the Expense Limitation Agreements with respect to each Fund that will maintain the above-described current expense limitations for each Fund for a period of at least two years from the date of the Closing.

Any fees waived (under the Old Advisory Agreements or the New Advisory Agreements) or expenses reimbursed pursuant to the Expense Limitation Agreements are subject to possible recoupment by the Adviser within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.

The following table shows the amount of advisory fees paid by the Funds to the Adviser, the amount of the advisory fees waived/reimbursed by the Adviser and the amount of expenses recouped by the Adviser for the fiscal year/period ended November 30, 2020:

Fund Name	Gross Advisory Fees	Net Advisory Fees Waived or Expenses Reimbursed by the Adviser	Net Expenses Recouped by Advisor	Net Advisory Fees Paid by the Fund
Horizon Active Asset Allocation Fund	$5,053,344	$6,078	$450,596	$5,497,862
Horizon Active Risk Assist Fund	$7,860,520	$0	$82,322	$7,942,842
Horizon Active Income Fund	$2,582,501	$0	$0	$2,582,501
Horizon Active Dividend Fund	$1,051,827	$25,480	$77,458	$1,103,805
Horizon Defined Risk Fund	$1,531,462	$159,403	$0	$1,372,059
Horizon ESG Defensive Core Fund[1]	$23,801	$128,466	$0	$0
Horizon U.S. Defensive Equity Fund	$1,014,972	$69,269	$7,220	$952,923

[1]	The Horizon ESG Defensive Core Fund commenced operations on December 26, 2019.

The Trust also has a compensation policy, approved by the Board, pursuant to which the Trust and the Adviser each pay 50% of the Trust’s Chief Compliance Officer’s salary, with the portion paid by the Trust allocated among the Funds in accordance with their relative net assets. For the fiscal year ended November 30, 2020, the Funds paid $162,500 for the Trust’s Chief Compliance Officer’s salary.

Assignment and Termination of the Existing Advisory Agreements

Under the 1940 Act, an investment advisory agreement automatically terminates upon an “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. The Transaction will constitute an “assignment” under applicable law and result in the termination of the Existing Advisory Agreements.

At the Board Meeting on July 26, 2021, the Board, including the Independent Trustees, after careful consideration approved the proposed investment advisory agreements between the Trust, on behalf of each of the Funds, and Horizon Investments, under which Horizon Investments will continue to serve as the investment adviser to each Fund (the “New Advisory Agreements”) effective upon the Closing, subject to shareholder approval. If the New Advisory Agreements are approved by shareholders, Horizon Investments will continue to manage each Fund following the Closing pursuant to the New Advisory Agreements.

Approval of the New Advisory Agreements by the shareholders of the Funds is a condition to the Closing. If shareholders of one or more Funds do not approve the New Advisory Agreement(s) for such Fund(s), the Transaction will not be consummated unless the parties to the Transaction elect to waive that condition to the Closing. If the Transaction is not consummated, the New Advisory Agreement Proposal will not be implemented, even if approved by shareholders, and the Funds will continue to operate under the Existing Advisory Agreements.

If shareholders of one or more Funds do not approve the New Advisory Agreement(s), but the parties to the Transaction elect to waive the corresponding condition to Closing and the Closing still occurs, then Horizon Investments will serve as investment adviser under the New Advisory Agreements for any Fund(s) whose shareholders approved the applicable New Advisory Agreement, and may, subject to Board approval, serve as investment adviser of any Fund(s) whose shareholders did not approve the applicable New Advisory Agreement pursuant to an interim investment advisory agreement for up to 150 days after Closing. If Horizon Investments were to manage one or more Funds pursuant to an interim investment advisory agreement, it would be required to place its compensation for services during this interim period in escrow, pending shareholder approval of the New Advisory Agreement. The interim advisory agreement would have substantially the same terms as the terms of the corresponding Existing Advisory Agreement.

New Advisory Agreements

Under the 1940 Act, the New Advisory Agreements require shareholder approval in order to become effective. The terms and conditions of the New Advisory Agreements are substantially similar to those of the Existing Advisory Agreements, except for the effective date and the termination date. Each of the New Advisory Agreements will become effective on the date of approval by the shareholders of the applicable Fund and will have an initial term of two years. In addition, the New Advisory Agreements include language clarifying the Funds’ practice of paying a portion of the salary of the Trust’s Chief Compliance Officer.

If approved by shareholders of the Funds, the Trust, on behalf of each Fund, will enter into the New Advisory Agreements with Horizon Investments. Similar to the terms under the Existing Advisory Agreements, the terms of the New Advisory Agreements provide that Horizon Investments will: formulate a continuing program for the investment of the assets of each Fund in a manner consistent with such Fund’s investment objectives, policies, and restrictions; manage the investment and reinvestment of the assets of the Fund; continuously review, supervise, and administer the investment program of each Fund; determine the securities to be purchased, retained, lent or sold (and implement those decisions) with respect to each Fund; provide the Trust and the applicable Fund with records concerning the Adviser’s activities under the New Advisory Agreement that the Trust and applicable Fund are required to maintain; and render regular reports to the Board and officers concerning the Adviser’s discharge of the foregoing responsibilities.

Under each of the New Advisory Agreements, Horizon Investments will be entitled to an annual advisory fee, calculated daily and payable monthly, based on the following schedule, which is the same as the current fee schedule under the corresponding Existing Advisory Agreement.

Fund Name	Contractual Management Fee to Adviser
Horizon Active Asset Allocation Fund	0.99%
Horizon Active Risk Assist Fund	0.99%
Horizon Active Income Fund	0.77%
Horizon Active Dividend Fund	0.75%
Horizon Defined Risk Fund	0.80%
Horizon ESG Defensive Core Fund	0.75%
Horizon U.S. Defensive Equity Fund	0.80%

Each New Advisory Agreement will become effective upon the later of Closing or receipt of the applicable shareholder approval.

Each of the New Advisory Agreements will remain in force for an initial term of two years, and from year to year thereafter, provided such continuance is approved at least annually by a vote of the majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on the continuance. Similar to the terms under the Existing Advisory Agreements, under the terms of the New Advisory Agreements, the Board, the applicable Fund’s shareholders, or Horizon Investments may terminate the agreement at any time, on 60 days’ written notice, without the payment of any penalty. Each of the New Advisory Agreements automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Similar to the terms under the Existing Advisory Agreements, each of the New Advisory Agreements provides that Horizon Investments shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence, on its part in the performance of, or from reckless disregard by it of its duties under the New Advisory Agreement.

If the New Advisory Agreements are approved by shareholders, the Adviser would also enter into an amendment to each of the Expense Limitation Agreements that would maintain the existing expense limitations for each Fund for a period of at least two years following the date of the Closing.

A form of New Advisory Agreement is attached to this Proxy Statement as Exhibit B. The descriptions of the New Advisory Agreements set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit B.

Certain Conditions Under the 1940 Act

The Board has been advised that Horizon Investments intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser to an investment company or its affiliated persons may receive payment or benefit in connection with the sale of an interest in the investment adviser resulting in the assignment of an investment advisory agreement if two conditions are satisfied.

The first condition is that an “unfair burden” must not be imposed upon the investment company as a result of the transaction. The term “unfair burden” on a registered investment company includes any arrangement, during the two-year period immediately after the assignment, whereby the investment adviser (including a predecessor or successor investment adviser), or any interested person of the investment adviser, receives or is entitled to receive any compensation directly or indirectly from the fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of the fund’s assets (other than fees for bona fide principal underwriting services).

The second condition is that, during the three-year period immediately after the assignment, at least 75% of the fund’s board of trustees must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act (the “75% Requirement”).

The Trust and Horizon Investments intend to seek to satisfy both conditions. The Board believes that there will be no “unfair burden” imposed on any of the Funds as a result of the Transaction because the terms of the New Advisory Agreements are substantially similar to the Existing Advisory Agreements, the investment advisory fee under each of the New Advisory Agreements is no greater than the investment advisory fee payable under the corresponding Existing Advisory Agreement, each Fund will retain the same portfolio managers, and there will be no expected diminution in the services that Horizon Investments will provide to the Funds. In addition, if the New Advisory Agreements are approved by shareholders, Horizon Investments has agreed to enter into an amendment to the Expense Limitation Agreements to provide for the continuation of the existing expense limitations for a period of at least two years after the Closing. As for the board composition, the Board currently meets, and intends to continue to meet, the 75% Requirement.

Information Regarding the Adviser

The name and principal occupations of the principal executive officers and directors of Horizon Investments, located at 6210 Ardrey Kell Road, Suite 300, Charlotte, NC 28277, as well as their position(s), if any with the Trust, are listed below:

Name	Principal Occupation/Title at Horizon Investments	Position with Trust
John Drahzal	President and CEO*	Nominee, President*
Stephen Terry	Head of Finance	Treasurer
Matthew Chambers	General Counsel and Chief Compliance Officer	Vice President, Chief Compliance Officer and Secretary
Robert J. Cannon	CEO, Strategic Advisor and Founder**	Trustee, President**
Scott Ladner	Chief Investment Officer	None

*	Mr. Drahzal will become CEO of Horizon Investments and President of the Trust effective upon the Closing. Mr. Drahzal is also a Nominee for election to the Board.
**	After the Closing, Mr. Cannon will serve in the role of Strategic Advisor and Founder of Horizon Investments and will step away from his positions as CEO of Horizon Investments and Trustee and President of the Trust.

After the Closing, Horizon Investments will be wholly owned (through a subsidiary structure) by Horizon Parent Holdings, LLC. Horizon Parent Holdings, LLC will be majority owned and controlled by ACP Horizon Holdings, L.P. ACP Horizon Holdings, L.P. is wholly owned by its general partner, ACP Investment Fund Management, LLC. ACP Horizon Holdings, L.P. and ACP Investment Fund Management, LLC are located at 400 Hamilton Ave., Suite 230, Palo Alto, CA 94301 and Horizon Parent Holdings, LLC will be located at 6210 Ardrey Kell Road, Suite 300, Charlotte, NC 28277.

Mr. Cannon has been the principal owner of Horizon Investments since 1999. After the Closing, Mr. Cannon will continue to own a minority equity interest in Horizon Investments through Horizon Parent Holdings, LLC. Each of Mr. Chambers, Mr. Terry and Mr. Drahzal has a minority equity interest in Horizon Investments and will continue to own minority equity interests in Horizon Investments through Horizon Parent Holdings, LLC after the Closing. Mr. Cannon, as the current majority owner of Horizon Investments, has a material interest in the Transaction. The existing equity holders of Horizon Investments, including Mr. Cannon and Mr. Drahzal, will receive a combination of cash and/or equity in Horizon Parent Holdings, LLC, valued proportionate to their ownership interest in Horizon Investments, upon the Closing of the Transaction.

Evaluation of the Board

At a meeting held on July 26, 2021 (the “July Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the proposed New Advisory Agreements between the Trust, on behalf of each Fund, and Horizon Investments, subject to approval of the respective Fund’s shareholders. The Board also determined to recommend that shareholders of each Fund approve the proposed New Advisory Agreement for that Fund.

At the July Meeting, Horizon Investments discussed with the Board the terms of the Transaction. In addition, at the July Meeting, the Board requested and received such other information from Horizon Investments, and Altamont Capital Management, LLC as the Board believed was reasonably necessary to understand the Transaction and the potential effects on the Trust and the Funds from the Transaction. The Board discussed these matters with Horizon Investments, including, without limitation, the potential benefits from the Transaction for the Trust, such as the potential to sustain and enhance long term growth in the Funds and the potential for future expansion in the Trust’s offerings. The Board also discussed with Horizon Investments the plans for the operation of the Funds, certain changes to the roles of key personnel at Horizon Investments after the Transaction and anticipated continuity of other personnel and services. As part of the discussion, Horizon Investments noted that management did not expect any interruption of the Funds’ daily business as a result of the closing of the Transaction and under the New Advisory Agreements. Horizon Investments further noted no changes were anticipated in the portfolio management team or investment approach as a result of the Transaction and that they expected the Funds to continue to be managed using the same investment objectives, principal investment strategies and principal risks that have been employed by Horizon Investments and that there would be no reduction in the nature or quality of services provided. The Board also discussed with Horizon Investments that the fees paid by shareholders would remain the same under the New Advisory Agreements and that the Funds would not bear any portion of the costs related to the Transaction, including costs related to the Meetings and the Proxy Statement.

In determining whether to approve the New Advisory Agreements and determining to recommend that shareholders of the Funds approve the New Advisory Agreements, the Board recalled its review of the materials presented at the July Meeting, materials related to the Funds and Horizon Investments throughout the last several months and its various discussions with management of the Trust and the portfolio managers of the Funds about the operations and performance of the Funds during that period. The Board also considered that (i) Horizon Investments represented that the Transaction should not materially affect the operation or the level or quality of advisory services provided to the Funds; and (ii) that Horizon Investments represented that the same portfolio management team who currently provides services to the Funds is anticipated to continue to do so upon the closing of the Transaction.

In approving the New Advisory Agreements and determining to recommend that shareholders of the Funds approve the New Advisory Agreements, the Board and the Independent Trustees further considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, extent and quality of the services to be provided by the Adviser to the Funds. In this regard, the Board considered information regarding the services to be provided to the Funds, the experience, qualifications and key personnel of the Adviser, the Adviser’s compliance program, the Adviser’s sales force, the Adviser’s assets under management and relationships with other registered investment advisers for distribution purposes. The Board considered that there were no anticipated changes in the portfolio management teams that currently provide services to the Funds as a result of the Transaction and there would be no reduction in services to the Funds. The Board reviewed the Adviser’s financial statements and considered the Adviser’s financial condition in light of the Transaction.

Costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with each Fund. In this regard, the Board considered the management fees proposed to be charged to each Fund, and each Fund’s total expense ratios, each as compared to each Fund’s peer group, and took into account the differences in managing the Funds compared to other products that the Adviser offers, as well as the fees charged by the Adviser to its separately managed accounts. The Board considered the terms and conditions of each of the New Advisory Agreements, including the management fee and the services to be provided by the Adviser thereunder, and considered that these were the same as under the Existing Advisory Agreements. The Board also considered the indirect benefits that the Adviser receives through soft dollars, cross sales of other products the Adviser sells and third-party marketing materials.

The extent to which economies of scale will be realized as each Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders. In this regard, the Board considered that the Adviser would continue to maintain the waiver of a portion of its advisory fees under the Expense Limitation Agreements with each Fund and considered how these waivers supported the Funds, noting that the Adviser expected to receive its full fees from all of the Funds as the Funds continue to grow. The Board considered the terms of the expense limitation agreement for each Fund and noted that the expense waivers and reimbursements were subject to recoupment during a three-year look-back window. The Board considered the Adviser’s willingness to extend the Expense Limitation Agreements for a period of at least two years from the Closing of the Transaction. The Board also considered that the Adviser agreed to consider implementing breakpoints in its management fee in the future as each Fund grows in size.

Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Independent Trustees who is experienced in investment company and securities law matters.

Conclusion

The Board determined that the scope, quality, and nature of services to be provided by Horizon Investments and the fees to be paid to Horizon Investments under the New Advisory Agreements will be substantially identical to the services and fees under the Existing Advisory Agreements. Following its consideration of all of the foregoing and taking into account the totality of all factors discussed at the July Meeting and previous meetings, the Board, including a majority of the Independent Trustees voting separately, unanimously approved the New Advisory Agreements and recommended approval of the New Advisory Agreements by shareholders of the Trust. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreements and recommend approval to the Trust’s shareholders and each Trustee may have attributed different weights to the various factors noted above. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New Advisory Agreements was in the best interests of the Trust, the Funds, and their shareholders.

Approval of the New Advisory Agreement Proposal for a Fund requires a vote of a majority of the outstanding voting securities of that Fund. Shareholders of each Fund will vote separately on the New Advisory Agreement Proposal, and all shareholders of all classes of shares of a Fund will vote together as a single class on the New Advisory Agreement Proposal. The approval of the New Advisory Agreement Proposal with respect to any one Fund is not contingent upon the approval by any other Fund. If the New Advisory Agreement Proposal is approved by shareholders of one or more Funds, it will be implemented by each such Fund. If shareholders of a Fund do not approve the New Advisory Agreement Proposal for such Fund, the Board will consider what other actions to take for the Fund, including whether to re-solicit shareholders for this proposal.

The Board recommends that shareholders of the Trust vote FOR the New Advisory Agreement Proposal.

PROPOSAL 2: TO APPROVE THE USE OF A “MANAGER OF MANAGERS” ARRANGEMENT

Background

The Board believes that it is in the best interests of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, and Horizon U.S. Defensive Equity Fund (each, a “Proposal 2 Fund” and collectively, the “Proposal 2 Funds”) and their shareholders to provide the Adviser and the Board with increased flexibility to recommend, supervise, evaluate and change sub-advisers of the Proposal 2 Funds without incurring the significant delay and expense associated with obtaining prior shareholder approval and is asking shareholders of each Proposal 2 Fund to consider and vote on the implementation of a “manager of managers” arrangement with respect to their Proposal 2 Fund(s).

This Proposal is not applicable to the Horizon ESG Defensive Core Fund because this Fund has already received shareholder approval of, and implemented, a manager of managers structure.

Currently, the only means for establishing a “manager of managers” arrangement is by filing an application with the SEC requesting an exemptive order that provides relief from the provisions of Section 15(a) of the 1940 Act and from certain related shareholder disclosure obligations. These provisions of the 1940 Act require that shareholders approve advisory agreements (including any sub-advisory agreements), approve any material amendments to such agreements, and disclose fees paid to each sub-adviser separately rather than on an aggregated basis. The Trust has previously filed a request for such exemptive relief, and the SEC granted an exemptive order on October 27, 2020 (the “Order”). The Order is subject to the condition that a Fund’s shareholders approve the “manager of managers” arrangement prior to reliance on the Order.

Without the approval of the “manager of managers” arrangement, a shareholder meeting (such as the Meeting) would be required before any Proposal 2 Fund appoints a sub-adviser or materially amends a sub-advisory agreement with an existing sub-adviser. Additionally, a Proposal 2 Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-adviser undergoes a change in control, even if there will be no change in the persons managing the Proposal 2 Fund. Each time a shareholder meeting is called, the applicable Proposal 2 Fund must create and distribute proxy materials and solicit proxy votes from its shareholders. This process is time-consuming and costly, and such costs may be borne directly or indirectly by the Proposal 2 Fund, thereby reducing shareholders’ investment returns. A “manager of managers” arrangement allows the Board and the Adviser to make decisions regarding sub-advisory services solely with regard to merit and without factoring into the decisions the significant costs and time delays associated with seeking and obtaining shareholder approval. The Board and the Adviser anticipate that a “manager of managers” arrangement will permit the Proposal 2 Funds to operate more efficiently and cost-effectively.

If the “manager of managers” arrangement is approved by shareholders of a Proposal 2 Fund, the Board, including a majority of the Independent Trustees, will oversee the selection and engagement of sub-advisers for the Fund. Further, the Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements. Finally, under the 1940 Act, the Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two-year period. Prior to entering into, renewing or amending a sub-advisory agreement, the Adviser and the relevant sub-adviser will have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding that agreement.

The approval of the “manager of managers” arrangement does not affect the amount of investment advisory fees paid by the Proposal 2 Funds. When entering into and amending sub-advisory agreements, the Adviser will negotiate fees paid to the sub-advisers for their services. The fees paid to the Adviser by a Proposal 2 Fund will be considered by the Board in approving and renewing the advisory agreement and sub-advisory agreements.

The Manager of Managers Proposal does not limit the fees paid by the Adviser to a sub-adviser except as described in the following paragraph. Subject to such restriction, the actual level of such fees with respect to each sub-adviser will be negotiated by the Adviser and will be considered by the Board in approving and renewing sub-advisory agreements.

Under the Manager of Managers Proposal, shareholder approval will continue to be required to increase the aggregate advisory fee rate paid by a Proposal 2 Fund. However, shareholder approval will not be required if a Proposal 2 Fund hires a new sub-adviser, so long as the aggregate fee rate paid by the Fund does not increase.

If a Proposal 2 Fund’s shareholders approve the Manager of Managers Proposal, the Adviser and the Board would be authorized, with respect to that Fund, to (1) engage new or additional sub-advisers, including sub-advisers that are an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Adviser for reasons other than serving as investment sub-adviser to one or more Funds, for the Fund; (2) enter into and modify existing sub-advisory agreements for the Fund with sub-advisers; and (3) terminate and replace sub-advisers for the Fund with other sub-advisers without obtaining further approval of the Fund’s shareholders, provided the Board, including a majority of the Independent Trustees, has approved the new or amended agreement. The Proposal 2 Funds would be authorized to disclose fees paid to sub-advisers on an aggregated basis rather than separately. Under the terms and conditions of the Order, the Proposal 2 Funds would be subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-adviser, the Fund would be required to provide shareholders with (or electronic access to) an information statement containing information about the sub-adviser and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an agreement or change thereto.

The Trustees believe that they will retain sufficient oversight of each Proposal 2 Fund’s investment sub-advisory arrangements to seek to ensure that shareholders’ interests are protected whenever the Adviser selects a sub-adviser or modifies an investment sub-advisory agreement materially. The Board will continue to evaluate and to approve all proposed investment sub-advisory agreements, as well as any proposed modifications to existing sub-advisory agreements. The Board believes it is in the best interests of the Proposal 2 Funds and their shareholders to afford the Adviser the flexibility allowed by the Manager of Managers Proposal.

Approval of the Manager of Managers Proposal for a Proposal 2 Fund requires a vote of a majority of the outstanding voting securities of that Fund. Shareholders of each Proposal 2 Fund will vote separately on the Manager of Managers Proposal, and all shareholders of all classes of shares of a Proposal 2 Fund will vote together as a single class on the Manager of Managers Proposal. The approval of the Manager of Managers Proposal with respect to any one Proposal 2 Fund is not contingent upon the approval by any other Proposal 2 Fund. If the Manager of Managers Proposal is approved by shareholders of one or more Proposal 2 Funds, it will be implemented by each such Fund. If shareholders of a Proposal 2 Fund do not approve the Manager of Managers Proposal for such Fund, the Board will consider what other actions to take for the Fund, including whether to re-solicit shareholders for this proposal.

The Board recommends that the shareholders of the Proposal 2 Funds vote FOR the implementation of the “manager of managers” order.

The proxy holders have no current intention to bring any other matter before the First Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting such matters. Neither the proxy holders nor the Board is aware of any matters which may be presented by others. If any business shall properly come before the First Meeting, the proxy holders intend to vote thereon in accordance with their business judgment.

SECOND MEETING

PROPOSAL: TO ELECT A TRUSTEE NOMINEE TO THE BOARD OF TRUSTEES

Background

The Board is currently comprised of four Trustees: three Trustees who are Independent Trustees, comprised of John W. Davidson, Todd W. Gaylord, and Thomas W. Okel; and one Trustee who is an interested person of the Trust (“Interested Trustee”), Robert J. Cannon. Messrs. Davidson, Gaylord, Okel, and Cannon have been Trustees since the Trust’s inception in 2015.

Mr. Cannon is taking the opportunity to change the nature of his role at Horizon Investments in connection with the Transaction. After the Closing, Mr. Cannon will take on the role of Strategic Advisor and Founder of Horizon Investments and will step away from his position as a Trustee and President of the Trust.

The Trust’s Nominating Committee, comprised of the Trust’s Independent Trustees, is responsible for, among other things, selecting and nominating persons for election to the Board as and when vacancies occur or are reasonably anticipated. Nominees are presented by the Nominating Committee to the Board for election, and, as applicable are nominated for election by shareholders.

At a meeting of the Board held on July 26, 2021, the Nominating Committee unanimously recommended, and the Board approved, the nomination of John Drahzal (the “Nominee”) to serve as a Trustee. Shareholders of the Trust are consequently now being asked to vote on a proposal to elect the Nominee. Upon his election as Trustee by the Trust’s shareholders, John Drahzal will serve as a new Interested Trustee because of his position as President of Horizon Investments. John W. Davidson, Todd W. Gaylord, and Thomas W. Okel will each continue to serve as an Independent Trustee.

While the Nominating Committee has not established any specific minimum qualifications that must be met by a prospective nominee for a Trustee position, the Nominating Committee generally considers, among other factors, the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of a public company; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) if applicable, the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.

The Nominating Committee does not have a charter. The Nominating Committee does not consider nominations from shareholders of the Trust unless required by law. After reviewing a nominee candidate’s qualifications, the Nominating Committee members may meet with the nominee candidate either individually or as a group and then discuss the nominee candidate with the other Nominating Committee members. The Board has not adopted a formal diversity policy. However, when soliciting nominees for Trustee positions, the Nominating Committee makes efforts to identify and solicit qualified candidates with diverse backgrounds, including diversity of ethnicity, race, and gender, as well as diversity in professional experiences and skill sets.

The Nominating Committee selected and recommended that Mr. Drahzal be nominated to serve as an Interested Trustee, subject to shareholder approval. The full Board subsequently concurred in this selection and recommendation.

Section 16(a) of the 1940 Act provides that no person shall serve as a Trustee of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office shall have been elected to such office by the holders of the outstanding voting securities of the company at such an annual or special meeting.

To ensure continued compliance with the forgoing requirement, shareholders are being asked at the Second Meeting to elect the Nominee. If elected by the shareholders, the term of office of the Nominee will be until the Nominee dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction or is removed. The Nominee has indicated a willingness to serve as a member of the Board, if elected. If the Nominee should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, Trust management has no reason to believe that the Nominee will be unavailable for election.

Background and other information regarding the Nominee, as well as information about the existing Trustees, and the Trust’s officers is set forth below. Trust officers are elected by the Board annually.

The Role of the Board of Trustees

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust. The Board has appointed various senior employees of Horizon Investments as officers of the Trust, with responsibility to monitor and report to the Board regarding certain of the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular quarterly Board meetings, which are typically held quarterly and involve the Board’s review of recent operations.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Trust’s Board currently includes three Independent Trustees and one Interested Trustee. The Board has appointed Mr. Davidson, an Independent Trustee, to serve as lead Independent Trustee. Mr. Cannon, the Interested Trustee, currently serves Chair of the Board. Following Mr. Cannon’s resignation from the Board, if the Nominee is elected by shareholders, the Board will be comprised of three Independent Trustees and one Interested Trustee and Mr. Okel will become the Chair of the Board. The Board has determined that this is an appropriate structure for the Trust because, among other things, the Board’s small size and the small number of Funds in the Trust permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each, a “Committee”) as well as each Board function.

The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

The Board reviews annually the structure and operation of the Board and its Committees. The Board has determined that the composition of the Board and the function and composition of its various Committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

Through the Board’s direct oversight role and the officers and service providers of the Funds, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a CCO of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Board holds four regular meetings each year to consider and address matters involving the Trust and Funds. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Information about Each Independent Trustee’s and the Nominee’s Qualifications, Experience, Attributes, or Skills

The Board believes that each of the Independent Trustees and the Nominee has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service or continued service as Independent Trustees of the Trust in light of the Board’s function and the Trust’s business and structure. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

Below is certain additional information concerning each particular Independent Trustee and Nominee and his/her Trustee Attributes.

Independent Trustees

John W. Davidson. Mr. Davidson is currently a board member of AdvisorOne Funds, where he is the lead independent trustee. He has over 35 years of industry experience, including positions with investment management responsibility for separate institutional accounts, mutual funds, trusts, and insurance assets. Mr. Davidson was most recently the President of PartnerRe Asset Management Corporation.

Todd W. Gaylord. Mr. Gaylord has received CPA and CFA designations, and worked in various capacities on trading floors for Bank of America and Wachovia Securities from 1999-2008 trading corporate bonds, syndicated loans, and credit default swaps. In recent years he has been active in real estate and private equity investing, as well as financial consulting.

Thomas W. Okel. Mr. Okel was most recently the Executive Director of Catawba Lands Conservancy, which is a nonprofit land trust that works with willing landowners to save land in North Carolina's Southern Piedmont to preserve a healthy, natural environment for future generations. He is also a trustee of Babson Capital Global Short Duration High Yield Fund and Barings Funds Trust. Tom previously served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch and managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America.

Interested Trustee Nominee

John Drahzal. Mr. Drahzal has been the President of Horizon Investments since December 2020. Mr. Drahzal will become CEO of Horizon Investments and President of the Trust effective upon the Closing. Previously, Mr. Drahzal served as head of distribution for Prudential Investments, and President of Reich & Tang, an investment affiliate of Natixis Global Asset Management. Mr. Drahzal began his career at Victory Asset Management where he helped launch their mutual fund business, The Victory Funds.

The Board has determined that each of the Independent Trustees’ and the Nominee’s careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Independent Trustees and, would enable the Nominee, to effectively participate and contribute to the Board’s functions in the oversight of the Trust. References to the qualifications, attributes and skills of Independent Trustees and Nominee are pursuant to requirements of the SEC, do not constitute holding out the Board, any Trustee, or the Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Following is a list of the current Trustees, and the Nominee, as well as officers of the Trust as of [August 1], 2021. The business address of each Trustee, Nominee, and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. Among the Trustees, John W. Davidson, Todd W. Gaylord, and Thomas W. Okel are currently Independent Trustees, meaning that none of them is considered to be an “interested person” of the Trust under the 1940 Act. John Drahzal, if elected by shareholders, would be an Interested Trustee because of his officer position with Horizon Investments.

Independent Trustees

Name, Address and Year of Birth	Position Held With Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John W. Davidson Year of Birth: 1946	Trustee	Indefinite Term; Since 2015	Creator, author and founder of John Davidson’s Economic Comments (2009-2018).	7	Trustee, AdvisorOne Funds (7 portfolios).
Todd W. Gaylord Year of Birth: 1975	Trustee	Indefinite Term; Since 2015	Consultant (financial services) since 2012; Owner, McCauley Street Partners, Inc. (real estate brokerage firm) (2009-2014); Vice President, Corporate Bond, Syndicated Loan, and Credit Default Swap Trader, Wachovia Securities (2005-2008).	7	None
Thomas W. Okel Year of Birth: 1962	Trustee	Indefinite Term; Since 2015	Executive Director (2011-2019), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	7	Trustee, Barings Funds Trust (8 portfolios); Trustee, Barings Global Short Duration High Yield Fund (1 portfolio). Trustee, Barings BDC, Inc. Trustee, Barings Private Investment Corporation. Trustee, Barings Capital Investment Corporation

Interested Trustee

Name, Address and Year of Birth	Position Held With Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert J. Cannon* Year of Birth: 1972	Interested Trustee	Indefinite Term of Office (since 2015) and President; One Year Term of Office (since 2015)	CEO of Horizon Investments, LLC	7	None

*	Mr. Cannon is considered an “interested person” of the Trust because of his current officer position with Horizon Investments. After the Closing, Mr. Cannon will take on the role of Strategic Advisor and Founder of Horizon Investments and will step away from his position as a Trustee and President of the Trust.

Interested Trustee Nominee

Name, Address and Year of Birth	Position Held With Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John Drahzal* Year of Birth: 1966	President**	Effective Upon the Closing	President of Horizon Investments, LLC (December 2020- present); Various Positions at Horizon Investments (2017-2020).	7	None

*	If elected, Mr. Drahzal would be an Interested Trustee as a result of his officer position with Horizon Investments.
**	The Board has elected Mr. Drahzal as President of the Trust, effective upon the Closing.

Officers

Name, Address and Year of Birth	Position Held With Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Matthew Chambers Year of Birth: 1976	Vice President, Chief Compliance Officer and Secretary	One Year Term of Office; Since 2015	General Counsel and Chief Compliance Officer of Horizon Investments, LLC, December 2014-present; Attorney, Kilpatrick Townsend & Stockton, September 2008- November 2014	Not Applicable	Not Applicable
Steve Terry Year of Birth: 1980	Treasurer	One Year Term of Office; Since 2018	Head of Finance and Business Systems of Horizon Investments, LLC, August 2016-present; Co-Founder, Catamaran Investment Partners, 2015-August 2016; Principal, Intersection Partners, 2011-2015	Not Applicable	Not Applicable

Information Regarding Trustees’ Attendance at Board Meetings

During the calendar year ended December 31, 2020, the Board held four regularly scheduled meetings and no special meetings; the Audit Committee held three meetings; and the Nominating Committee did not meet. Each of the Trustees attended all of the Board Meetings and all of the meetings of each Committee on which he served.

Trustee Standing Committees

The Board has established the following standing committees:

Audit Committee. The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the Board. The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met three times during the last fiscal year.

Nominating Committee. The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the last fiscal year.

Proxy Voting Committee. The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or an affiliated person of the Funds, the Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary. The Proxy Voting Committee did not meet during the last fiscal year.

Compensation of Trustees

Under current compensation arrangements, the Trust pays each Independent Trustee an annual retainer of $60,000 for each fiscal year plus $10,000 for attendance at an in-person board meeting or $1,000 for attendance by telephone. In every instance, the fees are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

The table below reflects the amount of compensation received by each Trustee during the fiscal year ended November 30, 2020:

Name of Person, Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
John W. Davidson	$100,000	$0	$0	$100,000
Todd W. Gaylord	$100,000	$0	$0	$100,000
Thomas W. Okel	$100,000	$0	$0	$100,000

Trustee Ownership of Fund Shares and Other Interests

The following table shows, for each Trustee and the Nominee, the aggregate dollar range of equity securities in the Funds owned by the Trustees as of [July 30, 2021], stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Fund	John W. Davidson Independent Trustee	Todd W. Gaylord Independent Trustee	Thomas W. Okel Independent Trustee	John Drahzal Interested Trustee Nominee
Active Asset Allocation Fund	[C]	[E]	[D]	[__]
Active Risk Assist Fund	[C]	[A]	[C]	[__]
Active Income Fund	[A]	[A]	[A]	[__]
Active Dividend Fund	[A]	[A]	[A]	[__]
Defined Risk Fund	[D]	[A]	[A]	[__]
U.S Defensive Equity Fund	[A]	[A]	[A]	[__]
ESG Defensive Core Fund	[A]	[A]	[A]	[__]
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	[E]	[E]	[E]	[__]

Ownership of Fund Affiliates

Neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in Horizon Investments, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in Horizon Investments, the Trust’s principal underwriter or any of its affiliates.

Approval of the Trustee Nominee Proposal will require a plurality vote. Shares of the Funds will be aggregated across all Funds in determining the results of the voting on the Trustee Nominee Proposal. If the Nominee is not elected by the shareholders, the Nominee will not serve on the Board, and the existing Trustees, other than Mr. Cannon, would continue to manage the business and affairs of the Trust. In addition, the existing Trustees would have the authority to fill any vacancy on the Board by appointing another Trustee at their discretion. If the Nominee is not elected by the shareholders, then the Board will consider possible alternative arrangements, including filing another proxy statement and submitting another proposed nominee to serve as Trustee.

The Board, including the Independent Trustees, recommends that shareholders of the Trust vote FOR the election of the Nominee.

The proxy holders have no current intention to bring any other matter before the Second Meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting such matter. Neither the proxy holders nor the Board is aware of any matters which may be presented by others. If any business shall properly come before the Second Meeting, the proxy holders intend to vote thereon in accordance with their business judgment.

ADDITIONAL INFORMATION REGARDING SHAREHOLDERS AND VOTING REQUIREMENTS

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at two joint special meetings of shareholders of the Trust. The Meetings will be held at the offices of the Trust, located at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

You may vote in one of the following ways:

•	Attend the Meeting(s) in person;
•	complete and sign the enclosed proxy card(s) and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy card(s); or
•	call the toll-free number listed on the proxy card(s) to speak with a live operator Monday through Friday 9:00 a.m. to 9:00 p.m. Eastern time.

You can revoke your proxy by sending in another proxy with a later date, either via the internet, by telephone, by mail, or by appearing in person at the Meeting(s). All properly executed proxies received in time for the Meetings will be voted as specified in the proxy, or, if no specification is made, FOR each applicable Proposal.

Record Date

The Board has fixed the close of business on [August 13], 2021 as the Record Date for the determination of the shareholders of the Trust entitled to notice of and to vote at the Meetings, or any adjournment thereof, with respect to Proposals applicable to their Fund(s). Information about the number of outstanding shares of the Funds as of the Record Date, is set forth in Exhibit A. All full shares of a Fund are entitled to one vote as to any matter on which it is entitled to vote, with proportionate voting for fractional shares.

Please see Exhibit C for a list of persons reflected on the books and records of the Funds as owning of record 5% or more of the outstanding shares of any class of a Fund as of [August 13], 2021.

Quorum

In order to conduct a Meeting to vote on the Proposals, a quorum must be present by proxy or in person. A quorum is more than forty percent (40%) of all issued and outstanding shares entitled to vote on a proposal. A separate quorum will need to be established at the First Meeting for each Fund in order to act on the Proposals for that Fund. A quorum of the Trust will need to be established at the Second Meeting in order to act on the Proposal for the Trust.

Approval of the New Advisory Agreement Proposal with respect to a Fund will require a Majority Vote of that Fund. The approval of the New Advisory Agreement Proposal by shareholders of a Fund is not dependent upon the approval of the New Advisory Agreement Proposal by shareholders of the other Funds. Approval of the Manager of Managers Proposal with respect to a Proposal 2 Fund will require a Majority Vote of that Fund. The approval of the Manager of Managers Proposal by shareholders of a Proposal 2 Fund is not dependent upon the approval of the Manager of Managers Proposal by shareholders of the other Proposal 2 Funds. A “Majority Vote” for this purpose means the affirmative vote by the lesser of (i) 67% of the applicable Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the applicable Fund’s outstanding shares.

Election of the nominee for Trustee of the Trust (the “Nominee”) requires a Plurality Vote. A “Plurality Vote” means that there are more votes for the Nominee than “withheld”. Shares of the Funds will be aggregated across all Funds in determining the results of the voting on the Trustee Nominee Proposal. If the Nominee is not elected by the shareholders, that Nominee will not serve on the Board, and the existing Trustees (other than, after the Closing, Mr. Cannon) will continue to manage the business and affairs of the Trust along with any elected Nominee. In addition, the existing Trustees would have the authority to fill any vacancy on the Board by electing another Trustee at their discretion.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at each Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposals, abstentions and broker non-votes do not count as votes cast with respect to a Proposal. Accordingly, abstentions and broker non-votes will have no effect on the Trustee Nominee Proposal and will have the effect of a vote against the New Advisory Agreement Proposal and the Manager of Managers Proposal.

ADDITIONAL INFORMATION REGARDING OPERATION OF THE TRUST

The Trust was organized as a Delaware business trust pursuant to a Declaration of Trust filed May 21, 2015, with the Secretary of State of Delaware, and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust’s principal executive offices are located at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. The Board supervises the business activities of the Trust.

Like other mutual funds, the Trust retains various organizations to perform specialized services. Horizon Investments, LLC, 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277, serves as investment adviser to the Funds. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, accounting agent, transfer agent and dividend disbursing agent for the Funds. U.S. Bank, N.A. (the “Custodian”), 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53202, is the custodian for the Funds. Quasar Distributors, LLC (the “Distributor”), 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, is the distributor of the Funds’ shares. Fund Services and the Custodian are affiliates.

OTHER MATTERS

Communications with the Board of Trustees

Shareholders who wish to communicate with the Board with respect to matters relating to the Trust may address their written correspondence to the Board as a whole or to individual Board members at: Horizon Funds, 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

Trustee Attendance at Annual Meetings of Shareholders

Pursuant to the Trust’s By-laws, the Trust is not required to hold an annual meeting of shareholders. Because annual meetings are not generally held, the Trust has not adopted a policy regarding Trustee attendance at any special meeting of shareholders. The Trustees do not intend to attend the Meetings.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been approved by the Board as the independent registered public accounting firm of the Funds. Cohen served as the Funds’ independent registered public accounting firm for the last fiscal year. It is not anticipated that a representative of Cohen will be present at the Meetings or available to respond to questions.

Affiliated Brokerage

The Funds have no affiliated brokers and therefore did not pay any commissions to affiliated brokers during the last fiscal year.

Other Clients

Horizon Investments also serves as the investment sub-adviser to First Trust Horizon Managed Volatility Domestic ETF, First Trust Horizon Managed Volatility Developed International ETF, and First Trust Horizon Managed Volatility Small/Mid ETF (collectively, the “ETFs”), which have approximately $118,622,135, $86,773,583, and $14,617,849 in assets, respectively, as of July 15, 2021. Horizon Investments is compensated by the investment adviser of the ETFs for its services and has not waived, reduced, or otherwise agreed to reduce its compensation.

The Proxy

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meetings. A proxy for voting your shares at each of the Meetings is enclosed. The shares represented by each valid proxy received on time will be voted at the respective Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted in favor of the Proposals. You may revoke your proxy at any time before it is exercised by: (1) submitting a duly executed proxy bearing a later date; or (2) attending and voting in person at the Meeting(s). If you have more than one account in a Fund or accounts in multiple Funds, you should submit a proxy for each account. If you do not receive a proxy for each account, please call (toll-free) (877) 361-7968.

Legal Proceedings

The Trust is not aware of any proceedings to which any Trustee, the Nominee, or any affiliate of such Trustee or Nominee, is a party adverse to the Trust or any of its affiliates or has a material interest that is adverse to the Trust or its affiliates.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meetings. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in a proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. Any shareholder proposal for possible inclusion in any future meeting should be sent to Horizon Funds, 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

Cost of Solicitation

Horizon Investments and ACP Horizon Holdings, L.P. (or its affiliate) will bear the costs associated with the Meetings, and any adjourned or postponed session, and preparing this Proxy Statement. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. AST Fund Solutions has been engaged to solicit proxies from brokers, banks, other institutional holders and individual shareholders. Total fees for the proxy, including legal fees, are expected to be approximately $[___]. These fees will be borne by Horizon Investments and ACP Horizon Holdings, L.P. (or its affiliate).

Proxy Delivery - Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to be Held on [October 7], 2021

The Trust may only send one Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of such shareholders. The Trust will promptly deliver to a shareholder, upon oral or written request, a separate copy of the Proxy Statement to the shared address to which a single copy of this Proxy Statement was delivered. By calling or writing a Fund at the number and address provided above, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the Proxy Statement, please call (toll-free) (877) 361-7968. A copy of the Notices of Special Meeting, the Proxy Statement, and the proxy cards are also available at vote.proxyonline.com/horizonfunds/docs/2021mtg.pdf.

To Request a Copy of a Fund’s Most Recent Annual Report or for Other Questions Regarding the Funds

To request a Fund’s most recent annual report and/or any subsequent semi-annual report at no charge, please write to Horizon Funds, 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277 or call us toll-free at 1-855-754-7932. Your request should specify the Fund or Funds whose financial reports you wish to receive. These reports are also available on the Funds’ website at: https://www.horizonmutualfunds.com.

By Order of the Board of Trustees,

Matthew S. Chambers

Secretary

Horizon Funds

Date: [August 20], 2021

EXHIBIT A

Outstanding Shares as of the Record Date, of Each Class of Each Fund of the Trust

As of the Record Date, each class of each Fund of the Trust had the following number of shares outstanding:

[Insert table]

EXHIBIT B

Form of New Investment Advisory Agreement

FORM OF INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of ________, 20___, by and between Horizon Funds, a Delaware statutory trust (the “Trust”), on behalf of ____________, a series of shares of the Trust (the “Fund”), and Horizon Investments, LLC, a South Carolina limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management services to the Fund, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Obligations of the Investment Adviser

Services. The Adviser agrees to perform the following services (the “Services”) for the Trust:

formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions manage the investment and reinvestment of the assets of the Fund;

continuously review, supervise, and administer the investment program of the Fund;

determine, in its discretion, the securities to be purchased, retained, lent or sold (and implement those decisions) with respect to the Fund;

provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement that the Trust and the Fund are required to maintain; and

render regular reports to the Trust’s board of trustees (the “Board”) and officers concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser will discharge the Services and its other obligations hereunder subject to the control of the Board and officers of the Trust and in compliance with (i) such policies as the Board may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.

Sub-Advisers. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time, including, without limitation, to the extent approved by the Board, and consistent with the 1940 Act and with all applicable laws and regulations (hereinafter collectively referred to as the “Rules”), any investment sub-adviser. In such case, the Adviser will oversee the sub-adviser in carrying out the Services and such retention of one or more sub-advisers will in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser will, subject to Section 8 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement are the property of the Trust and the Fund and, upon request therefor, the Adviser will surrender to the Trust and the Fund such of the books and records so requested. Both the Adviser and the Trust will maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

Change in Management or Control. The Adviser will provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the 1940 Act . The Adviser will provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of any Fund.

Proxy Voting. The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser deems, in good faith, to be in the best interest of the Fund and in accordance with its proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

Trustees and Officers. The Adviser will authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as members of the Board or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

Books and Records. The Adviser will assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

Reports and Filings. The Adviser will assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

Expenses and Personnel.

The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the Board and officers of the Trust to perform the Services on the terms and for the compensation provided herein; provided, however, that the Trust may pay a portion of the compensation of the Trust’s chief compliance officer, notwithstanding that such person may also be an employee of the Adviser. The Adviser will authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.

Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust and the Fund, as applicable, will pay all costs and expenses in connection with its operation.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser will not be obligated hereby to pay or assume the same or any similar expense in the future; provided, however, that nothing herein contained will be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.

Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1 under the 1940 Act) from violating the code.

Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Adviser will seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors. Subject to any policies adopted by the Trust on behalf of the Fund from to time to time, the Adviser may, in its discretion, purchase and sell Fund portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that such transactions comply with Trust and Fund policies and the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the Board and the officers of the Trust such information relating to portfolio transactions as they may reasonably request. The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 1(b) of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

Compensation of the Adviser. The Fund will pay to the Adviser an investment advisory fee (the “Fee”) equal to _________________. The Fee will be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and will be paid to the Adviser by the Fund within five (5) days after such calculation. If this Agreement is effective for only a portion of a month with respect to the Fund, then the Fee will be prorated for the portion of such month during which this Agreement is in effect for the Fund.

Status of Investment Adviser. The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser will be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Adviser will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement limits or restricts the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

Limits of Liability; Indemnification. Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser will not be responsible for any action of the Board in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; provided, however, that nothing herein contained will be construed (a) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (b) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

Term. This Agreement will remain in effect with respect to the Fund for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

the Trust may, at any time and without the payment of any penalty, terminate this Agreement with respect to any Fund upon 60 days’ written notice of a decision to terminate this Agreement by (i) the Board; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

the Adviser may, at any time and without the payment of penalty, terminate this Agreement with respect to any Fund upon 60 days’ notice to the Trust and the Fund;

this Agreement will immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder); and

the terms of paragraph 8 of this Agreement will survive the termination of this Agreement.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement will be effective with respect to any Fund until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

Applicable Law. This Agreement will be construed in accordance with, and governed by, the laws of the State of Delaware.

Representations and Warranties.

Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Trust and the Fund as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of South Carolina and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and will maintain such registration in effect at all times during the term of this Agreement.

Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the 1940 Act; (iii) shares of the Trust are registered for offer and sale to the public under the Securities Act of 1933, as amended; and (iv) such registrations will be kept in effect during the term of this Agreement.

Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund, and (a) no breach of any term of this Agreement will create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances will the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

Use of Names. The Trust acknowledges that all rights to the name “Horizon” belongs to the Adviser, and that the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

Declaration of Trust. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or the Fund, as the case may be, pursuant to this Agreement are limited in all cases to the Trust or the Fund, as the case may be, and its assets, and the Adviser will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser will not seek satisfaction of any such obligations from the Board or any individual member thereof. The Adviser understands that the rights and obligations of the Fund under the Declaration of Trust are separate and distinct from those of any and all other series of the Trust. The Adviser further understands and agrees that no other series of the Trust will be liable for any claims against the Fund and that the Adviser must look solely to the assets of the Fund for the enforcement or satisfaction of any claims against the Trust with respect to the Fund.

Severability. If any provision of this Agreement is held to be or otherwise made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby and, to this extent, the provisions of this Agreement will be deemed to be severable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

HORIZON FUNDS, on behalf of	HORIZON INVESTMENTS, LLC

By:	By:
Title:	Title:

EXHIBIT C

Principal Holders of Fund and Class Shares

[As of [___], 2021 the Trustees and officers as a group owned approximately [___]% of the outstanding shares of the ESG Fund and less than 1% of the outstanding shares of rest of the Funds.] As of [____], 2021, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund:

[Insert table]

*	May be deemed to control a Fund or Class through the beneficial ownership of more than 25% of the outstanding shares of such Fund or Class.

Form of First Meeting Proxy Card

FUNDS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 877-361-7968 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

[Fund Name] (the "Fund")

A Series of Horizon Funds (the "Trust")

The undersigned hereby appoints Matthew Chambers and Stephen Terry, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of [Fund Name] (the "Fund") on October 7, 2021 at 1:00 p.m., Eastern time, at the offices of the Fund at 6210 Ardrey Kell Road, Suite 300 Charlotte, North Carolina 28277, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 877-361-7968. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 7, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/horizonfunds/docs/2021mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[Fund Name]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the Proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Form of Second Meeting Proxy Card

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 877-361-7968 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

[Fund Name] (the "Fund")

A Series of Horizon Funds (the "Trust")

The undersigned hereby appoints Matthew Chambers and Stephen Terry, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the [Fund Name] (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders on October 7, 2021 at 1:30 p.m., Eastern time, at the offices of the Trust at 6210 Ardrey Kell Road, Suite 300 Charlotte, North Carolina 28277, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 877-361-7968. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on October 7, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/horizonfunds/docs/2021mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[Fund Name]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the Proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	WITHHOLD
1. To elect John Drahzal to serve on the Board of Trustees of the Horizon Funds.	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]